Relocation And Severance	12 Months Ended
Dec. 31, 2011
Restructuring and Related Activities [Abstract]
Relocation And Severance
Relocation and Severance
During the fourth quarter of 2011, the company committed to relocate its corporate headquarters from Cincinnati, Ohio to Charlotte, North Carolina, affecting approximately 300 positions. At the same time, the company committed to consolidate other corporate functions by bringing to Charlotte more than 100 additional positions currently spread across the U.S. to improve execution and accelerate decision-making. The relocation will occur in 2012 and is expected to cost approximately $30 million through 2013 (including capital expenditures of approximately $5 million after allowances from the landlord) of which a significant portion is expected to be recaptured through state, local and other incentives through 2022. One-time termination costs for affected employees include severance under the company's severance plan and, in some cases, retention awards, both of which require employees to continue providing services until their termination dates in order to be eligible for payment. Estimated payouts under the company's severance plan were accrued at the time the relocation was announced and estimated payouts of retention awards will be accrued over the remaining service period. Relocation, recruiting and other costs are being expensed as incurred. Restricted stock unit awards granted as relocation incentive will be expensed over the vesting periods.
A reconciliation of the accrual for the relocation that is included in "Accrued liabilities" is as follows:

(In thousands)	One-Time Termination Costs	Relocation, Recruiting and Other Costs	Total
December 31, 2010	$—	$—	$—
Amounts expensed	5,303	549	5,852
Amounts paid	—	(197)	(197)
December 31, 2011	$5,303	$352	$5,655
In 2008, the company committed to relocate its European headquarters from Belgium to Switzerland to optimize its long-term tax structure. The relocation, which was substantially complete at December 31, 2009, affected approximately 100 employees who were required to continue providing services until specified termination dates in order to be eligible for a one-time termination benefit. Employees in sales offices, ports and other field offices throughout Europe were not affected. In connection with the relocation, the company incurred aggregate costs of $19 million through December 31, 2010, including approximately $11 million of one-time termination benefits and approximately $8 million of relocation, recruiting and other costs. Expense for one-time termination benefits was accrued over each individual's required service period. Relocation and recruiting costs were expensed as incurred.
A reconciliation of the accrual for the relocation that is included in "Accrued liabilities" is as follows:

(In thousands)	One-Time Termination Costs	Relocation, Recruiting and Other Costs	Total
December 31, 2008	$3,884	$922	$4,806
Amounts expensed	6,951	5,125	12,076
Amounts paid	(9,947)	(5,877)	(15,824)
Currency translation	58	—	58
December 31, 2009	946	170	1,116
Amounts paid	(881)	(170)	(1,051)
Currency translation	(65)	—	(65)
December 31, 2010	$—	$—	$—